UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2022

Albertsons Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.

Boise, Idaho 83706

(Address of principal executive office and zip code)

(208) 395-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2022, on June 21, 2022, entities affiliated with Albertsons Companies, Inc.’s (the “Company”) five largest stockholders, Cerberus Capital Management, L.P., Kimco Realty Corporation, Klaff Realty, L.P., Lubert-Adler Partners and Jubilee Limited Partnership (each, a “Sponsor” and collectively, the “Sponsors”), entered into an agreement (the “Extended Lock-Up Agreement”) pursuant to which each Sponsor agreed to restrictions on its ability to sell or transfer shares of the Company’s Class A Common Stock that it owns through September 10, 2022, the end of the Company’s second fiscal quarter (the “Extended Lock-Up Period”).

On September 9, 2022, the Company and Cerberus Capital Management, L.P., Klaff Realty, L.P., Lubert-Adler Partners and Jubilee Limited Partnership entered into Amendment No. 1 (the “Amendment”) to the Extended Lock-Up Agreement providing for the Extended Lock-Up Period to be further extended until the sooner of (i) the release of the Company’s earnings for the second fiscal quarter or (ii) October 18, 2022.

Furthermore, on September 9, 2022, the Company and certain funds associated with HPS Investment Partners, LLC (“HPS”) entered into a lock-up agreement with terms and conditions substantially similar to the Extended Lock-Up Agreement as amended by the Amendment (the “Preferred Stock Lock-Up Agreement”). Pursuant to the Preferred Stock Lock-Up Agreement, HPS agreed to restrictions on its ability to sell or transfer shares of the Company’s Series A Preferred Stock and Class A Common Stock that it owns until the sooner of (i) the release of the Company’s earnings for the second fiscal quarter or (ii) October 18, 2022.

Collectively, Cerberus Capital Management, L.P., Klaff Realty, L.P., Lubert-Adler Partners, Jubilee Limited Partnership and HPS beneficially own, in the aggregate, approximately 360,114,311 shares of Class A Common Stock on a fully-converted basis as of the date of this filing.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein and (ii) the Preferred Stock Lock-Up Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 1, dated September 9, 2022, to the Lock-Up Agreement dated June 21, 2022 by and between Albertsons Companies, Inc. and the other parties thereto

10.2	Lock-Up Agreement, dated September 9, 2022, by and between Albertsons Companies, Inc. and the other parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc. (Registrant)

Dated: September 9, 2022	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary